UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 20, 2025

GOLUB CAPITAL BDC 4, INC.

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01504	88-1608711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, 25th Floor, New York, NY	10166
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 750-6060

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On June 20, 2025 (the “Closing Date”), Golub Capital BDC 4 CLO 1 LLC (the “2025 Issuer”), an indirect, wholly owned, consolidated subsidiary of Golub Capital BDC 4, Inc. (the “Company”) completed a $1,154,900,000 term debt securitization (the “2025 Debt Securitization”). Term debt securitizations are also known as collateralized loan obligations and are a form of secured financing incurred by a subsidiary of the Company, which is consolidated by the Company and subject to the Company’s overall asset coverage requirement.

On the Closing Date and in connection with the 2025 Debt Securitization, the 2025 Issuer entered into a Purchase and Placement Agreement (the “Purchase and Placement Agreement”) with BNP Paribas Securities Corp. , as the initial purchaser (the “Initial Purchaser”) and NatWest Markets Securities Inc., as co-placement agent (the “Co-Placement Agent”) pursuant to which the Initial Purchaser and Co-Placement Agent agreed to purchase and/or place certain of the notes to be issued pursuant to an indenture as part of the 2025 Securitization.

The notes offered in the 2025 Debt Securitization consist of $667,000,000 of AAA Class A-1 Senior Secured Floating Rate Notes due 2037, which bear interest at the three-month secured overnight financing rate published by the Federal Reserve Bank of New York (“SOFR”) plus 1.63% (the “Class A-1 Notes”), $40,250,000 of AAA Class A-2 Senior Secured Floating Rate Notes due 2037, which bear interest at SOFR plus 1.80% (the “Class A-2 Notes”), $92,000,000 of AA Class B Senior Secured Floating Rate Notes due 2037, which bear interest at SOFR plus 2.00% (the “Class B Notes”) and $69,000,000 of A Class C Senior Secured Floating Rate Notes due 2037, which bear interest at SOFR plus 2.80% (the “Class C Notes” and, together with the Class A-1 Notes, the Class A-2 Notes and the Class B Notes, the “Secured Notes”). Additionally, on the Closing Date, the Issuer will issue $286,650,000 Subordinated Notes due 2125 (the “Subordinated Notes”), which do not bear interest. The Secured Notes together with the Subordinated Notes are collectively referred to herein as the “2025 Notes”. The Company will indirectly retain the Class C Notes, and the Subordinated Notes.

The 2025 Debt Securitization is backed by a diversified portfolio of senior secured and second lien loans. Through June 20, 2029, all principal collections received on the underlying collateral may be used by the 2025 Issuer to purchase new collateral under the direction of GC Advisors LLC, the Company’s investment adviser (“GC Advisors”), in its capacity as collateral manager of the 2025 Issuer, in accordance with the Company’s investment strategy and subject to customary conditions set forth in the documents governing the 2025 Debt Securitization, allowing the Company to maintain the initial leverage in the 2025 Debt Securitization. The Secured Notes are due July 20, 2037. The Subordinated Notes are due in 2125.

Under the terms of the loan sale agreement entered into upon the Closing Date (the “Master Loan Sale Agreement”) that provided for the sale of assets on the Closing Date as well as future sales from the Company to the 2025 Issuer through Golub Capital BDC 4 CLO 1 Depositor LLC, a direct, wholly-owned and consolidated subsidiary of the Company (the “2025 CLO Depositor”), (1) the Company sold and/or contributed to the 2025 CLO Depositor the remainder of its ownership interest in the portfolio company investments securing the 2025 Debt Securitization and participations for the purchase price and other consideration set forth in the Master Loan Sale Agreement and (2) 2025 CLO Depositor, in turn, sold to the 2025 Issuer all of its ownership interest in such portfolio loans and participations for the purchase price and other consideration set forth in the Master Loan Sale Agreement. Following these transfers, the 2025 Issuer, and not the 2025 CLO Depositor or the Company, holds all of the ownership interest in such portfolio company investments and participations. The Company made customary representations, warranties and covenants in these loan sale agreements.

The Secured Notes are the secured obligation of the 2025 Issuer, and the indenture governing the Secured Notes includes customary covenants and events of default. The Secured Notes have not been, and will not be, registered under the Securities Act of 1933, as amended, or any state “blue sky” laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from registration.

GC Advisors serves as collateral manager to the 2025 Issuer under a collateral management agreement and is entitled to receive a fee for providing these services. Pursuant to the Company’s investment advisory agreement with GC Advisors (the “Investment Advisory Agreement”), the total fees paid to GC Advisors for rendering collateral management services, which will be less than the management fee payable under the Investment Advisory Agreement, will be offset against such management fee.

The descriptions of the documentation related to the 2025 Debt Securitization contained in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the underlying agreements, attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1*	Indenture dated as of June 20, 2025 between Golub Capital BDC 4 CLO 1 LLC, as issuer, and Computershare Trust Company, N.A., as trustee.
10.2	Purchase and Placement Agreement dated as of June 20, 2025 among Golub Capital BDC 4 CLO 1 LLC, as issuer, BNP Paribas Securities Corp., as initial purchaser and NatWest Markets Securities Inc., as co-placement agent.
10.3	Collateral Management Agreement dated as of June 20, 2025 between Golub Capital BDC 4 CLO 1 LLC, as issuer, and GC Advisors LLC, as collateral manager.
10.4*	Master Loan Sale Agreement dated as of June 20, 2025 among Golub Capital BDC 4, Inc., as seller, Golub Capital BDC 4 CLO 1 Depositor LLC, as intermediate seller, and Golub Capital BDC 4 CLO 1 LLC, as buyer.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Exhibits and/or schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and/or schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golub Capital BDC, Inc.

Date: June 20, 2025	By:	/s/ Christopher C. Ericson
		Name:	Christopher C. Ericson
		Title:	Chief Financial Officer